                                                                    Exhibit 99.1
CONTACTS:

(MEDIA):     TONY LENTINI         (713) 296-6227)
             DAVID HIGGINS        (713) 296-6690)

(INVESTOR):  ROBERT DYE           (713) 296-6662

(WEB SITE):  WWW.APACHECORP.COM


                                           FOR RELEASE AT 8:00 A.M. CENTRAL TIME


                 APACHE EARNINGS CROSS BILLION-DOLLAR MILESTONE
              FULL-YEAR RESULTS BOOSTED BY STRONG COMMODITY PRICES,
                     RECORD PRODUCTION AND DRILLING RESULTS

         Houston (Jan. 29, 2004) - Apache Corporation (NYSE, NASDAQ: APA) today reported full-year 2003 earnings of $1.1 billion, or $3.43 per diluted common share, on strong commodity prices and record production, up 105 percent from $544 million, or $1.80 per share in 2002. All per-share amounts in this release reflect the recent two-for-one stock split. Cash from operations before changes in operating assets and liabilities (non-GAAP; see reconciliation below) totaled $2.8 billion in 2003, up 79 percent from $1.6 billion in 2002.

         Apache's fourth-quarter net income of $260 million, or 80 cents per share, was 45 percent above net income of $179 million, or 59 cents per share, in 2002. Cash from operations before changes in operating assets and liabilities (non-GAAP; see reconciliation below) grew 69 percent to $786 million.

         Absent the impact of non-cash deferred tax expenses resulting from the erosion of the U.S. dollar, partially offset by a reduction in Canadian tax rates, Apache would have earned $1.2 billion or $3.74 per share for the full year and $284 million or 87 cents per share in the fourth quarter. (Non-GAAP; see reconciliation below.)

                                     -more-

APACHE EARNINGS SURPASS $1 BILLION--ADD 1

         "Strong commodity prices are only part of the story of our 2003 record results," said G. Steven Farris, president, chief executive officer and chief operating officer. "In addition to earning over $1 billion--our best year ever--production increased 22 percent and worldwide reserves increased 26 percent. We replaced 330 percent of our production through a combination of strategic acquisitions and outstanding drilling success at an all-in 2003 finding cost of $6.07 per barrel of oil equivalent. In a year in which we added over half a billion barrels of oil equivalent on $3 billion of investments, Apache reduced its debt to 26 percent of capitalization."

         Among the financial and operational highlights for 2003:

         o Apache ended the year with proved reserves of 1.7 billion barrels of oil equivalent (boe), marking the 18th consecutive year of reserve growth;

         o Production averaged a record 417,400 boe per day, the 24th year of production increases in the last 25 years;

         o Apache added 234 million boe of proved reserves (154 percent of 2003 production) through exploration and development activities--one of the company's best drilling performances ever;

         o Another 267 million boe were added through acquisitions, including the company's strategic entree into the North Sea; and

         o Apache commenced production from the Zhao Dong block in Bohai Bay, China.

         "We had outstanding exploration success in Egypt and Western Australia last year that will help drive production and financial results in the future," Farris said.

         Apache's fourth-quarter production averaged 441,400 boe per day, compared with 338,300 boe per day in the prior-year period. Liquid hydrocarbon production averaged 231,400

                                     -more-

APACHE EARNINGS SURPASS $1 BILLION--ADD 2

barrels per day, up 45 percent from the prior-year period, while natural gas production averaged 1.26 billion cubic feet per day, up 17 percent.

         Apache's results include the fourth-quarter after-tax write-down of $10.2 million reflecting remaining costs associated with the termination of operations in Poland. The impairment reduced full-year earnings by 3 cents per diluted common share.

         Apache Corporation is a large oil and gas independent with core operations in the United States, Canada, Egypt, the United Kingdom North Sea and Western Australia.

         NOTE: Apache will conduct its quarterly conference call to discuss fourth-quarter and full-year results on Thursday, Jan. 29, at 1 p.m. Central Time. The call will be webcast live and posted on Apache's Web site, www.apachecorp.com. The conference call will be available for delayed playback by telephone for one week beginning at approximately 5 p.m. on Jan 29. To access the telephone playback, dial (719) 457-0820 and provide Apache's confirmation code, 516142.


         This news release contains certain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995 including, without limitation, expectations, beliefs, plans and objectives regarding production and financial results. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions and uncertainties. There is no assurance that Apache's expectations will be realized, and actual results may differ materially from those expressed in the forward-looking statements.


                                      -end-

                                APACHE CORPORATION
                              FINANCIAL INFORMATION
                      (In thousands, except per share data)

                                                                 FOR THE QUARTER                   FOR THE YEAR
                                                                ENDED DECEMBER 31,               ENDED DECEMBER 31,
                                                            ---------------------------     ---------------------------
                                                                2003            2002            2003           2002
                                                            -----------     -----------     -----------     -----------
REVENUES AND OTHER:
Oil and gas production revenues                             $ 1,069,413     $   722,178     $ 4,198,920     $ 2,559,748
Other                                                            (4,620)          8,195          (8,621)            125
                                                            -----------     -----------     -----------     -----------
  Total revenues and other                                    1,064,793         730,373       4,190,299       2,559,873
                                                            -----------     -----------     -----------     -----------

OPERATING EXPENSES:
Depreciation, depletion and amortization                        293,696         213,262       1,073,286         843,879
Asset retirement obligation accretion                            10,663              --          37,763              --
International impairments                                        12,813          15,000          12,813          19,600
Lease operating costs                                           184,668         118,359         699,663         457,903
Gathering and transportation costs                               16,520           9,353          60,460          38,567
Severance and other taxes                                        22,910          18,540         121,793          67,309
General and administrative                                       45,427          25,758         138,524         104,588
                                                            -----------     -----------     -----------     -----------
  Total operating expenses                                      586,697         400,272       2,144,302       1,531,846
                                                            -----------     -----------     -----------     -----------

OPERATING INCOME                                                478,096         330,101       2,045,997       1,028,027

FINANCING COSTS:
Interest expense                                                 41,182          38,547         169,090         155,667
Amortization of deferred loan costs                                 539             529           2,163           1,859
Capitalized interest                                            (14,819)        (10,198)        (52,891)        (40,691)
Interest income                                                    (541)           (575)         (3,290)         (4,002)
                                                            -----------     -----------     -----------     -----------
  Net financing costs                                            26,361          28,303         115,072         112,833
                                                            -----------     -----------     -----------     -----------

Preferred interests of subsidiaries                                  --           3,640           8,668          16,224
                                                            -----------     -----------     -----------     -----------

INCOME BEFORE INCOME TAXES                                      451,735         298,158       1,922,257         898,970
Provision for income taxes                                      190,121         117,339         827,004         344,641
                                                            -----------     -----------     -----------     -----------

INCOME BEFORE CHANGE IN ACCOUNTING PRINCIPLE                    261,614         180,819       1,095,253         554,329
Cumulative effect of change in accounting
   principle, net of tax                                             --              --          26,632              --
                                                            -----------     -----------     -----------     -----------

NET INCOME                                                      261,614         180,819       1,121,885         554,329
Preferred stock dividends                                         1,420           1,420           5,680          10,815
                                                            -----------     -----------     -----------     -----------

INCOME ATTRIBUTABLE TO COMMON STOCK                         $   260,194     $   179,399     $ 1,116,205     $   543,514
                                                            ===========     ===========     ===========     ===========

INCOME ATTRIBUTABLE TO COMMON STOCK
BEFORE CHANGE IN ACCOUNTING PRINCIPLE                       $   260,194     $   179,399     $ 1,089,573     $   543,514
                                                            ===========     ===========     ===========     ===========

BASIC NET INCOME PER COMMON SHARE
Before change in accounting principle                       $      0.80     $      0.59     $      3.38     $      1.83
                                                            ===========     ===========     ===========     ===========
After change in accounting principle                        $      0.80     $      0.59     $      3.46     $      1.83
                                                            ===========     ===========     ===========     ===========

DILUTED NET INCOME PER COMMON SHARE
Before change in accounting principle                       $      0.80     $      0.59     $      3.35     $      1.80
                                                            ===========     ===========     ===========     ===========
After change in accounting principle                        $      0.80     $      0.59     $      3.43     $      1.80
                                                            ===========     ===========     ===========     ===========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                      324,248         302,582         322,498         297,234
                                                            ===========     ===========     ===========     ===========

                               APACHE CORPORATION
                              FINANCIAL INFORMATION
                      (In thousands, except per share data)

                                                                    FOR THE QUARTER                   FOR THE YEAR
                                                                   ENDED DECEMBER 31,               ENDED DECEMBER 31,
                                                             -----------------------------     -----------------------------
                                                                 2003             2002             2003             2002
                                                             ------------     ------------     ------------     ------------
CAPITALIZED COSTS INCURRED:
  North America exploration and development                  $    280,910     $    136,585     $  1,019,036     $    560,802
  International exploration and development                       139,386           99,040          466,215          299,382
                                                             ------------     ------------     ------------     ------------
                                                             $    420,296     $    235,625     $  1,485,251     $    860,184
                                                             ============     ============     ============     ============

  Acquisitions:
     Oil and gas properties                                  $     66,794     $    321,852     $  1,568,106     $    351,707
     Gas gathering, transmission and processing
         facilities                                                    --            2,875            5,484            2,875
                                                             ------------     ------------     ------------     ------------
  Total Acquisitions                                         $     66,794     $    324,727     $  1,573,590     $    354,582
                                                             ============     ============     ============     ============

  Asset Retirement Obligation Costs                          $    (49,561)    $         --     $    333,474     $         --
  Capitalized interest                                       $     14,819     $     10,198     $     52,891     $     40,691
  Property sales                                             $    (42,742)    $     (7,984)    $    (58,944)    $     (7,043)

                                                             DECEMBER 31,     DECEMBER 31,
                                                                 2003            2002
                                                             ------------     ------------
BALANCE SHEET DATA:
  Current Assets                                             $    899,072     $    766,781
  Property and Equipment, net                                  11,260,085        8,465,585
  Goodwill                                                        189,252          189,252
  Other Assets                                                     67,717           38,233
                                                             ------------     ------------
  Total Assets                                               $ 12,416,126     $  9,459,851
                                                             ============     ============

  Current Liabilities                                        $    820,378     $    532,235
  Long-Term Debt                                                2,326,966        2,158,815
  Deferred Credits and Other Noncurrent Liabilities             2,735,984        1,407,895
  Preferred Interests of Subsidiaries                                  --          436,626
  Shareholders' Equity                                          6,532,798        4,924,280
                                                             ------------     ------------
  Total Liabilities and Shareholders' Equity                 $ 12,416,126     $  9,459,851
                                                             ============     ============

  Common shares outstanding at end of period                      324,497          302,506


NON-GAAP FINANCIAL MEASURES:

The press release discusses Apache's cash from operations before changes in operating assets and liabilities. It is presented because management believes the information is useful for investors because it is used internally and widely accepted by those following the oil and gas industry as a financial indicator of a company's ability to generate cash to internally fund exploration and development activities, fund dividend programs, and service debt. It is also used by research analysts to value and compare oil and gas exploration and production companies, and is frequently included in published research when providing investment recommendations. Cash from operations before changes in operating assets and liabilities, therefore, is an additional measure of liquidity, but is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities.

The following table reconciles net cash provided by operating activities to cash from operations before changes in operating assets and liabilities.

                                                                        FOR THE QUARTER                         FOR THE YEAR
                                                                       ENDED DECEMBER 31,                     ENDED DECEMBER 31,
                                                                 -----------------------------         -----------------------------
                                                                    2003               2002               2003               2002
                                                                 ----------         ----------         ----------         ----------
Net cash provided by operating activities                        $  626,791         $  371,449         $2,705,900         $1,380,718
Changes in operating assets and liabilities                         159,309             94,333             94,658            186,152
                                                                 ----------         ----------         ----------         ----------
Cash from operations before changes in
     operating assets and liabilities                            $  786,100         $  465,782         $2,800,558         $1,566,870
                                                                 ==========         ==========         ==========         ==========

Earnings and earnings per share absent non-cash deferred tax impacts, a non-GAAP measure, exclude certain tax items that management believes distort the Company's results of operations. These items relate to deferred tax expense resulting from currency fluctuations and the effects of a tax rate reduction in Canada. Management believes that, during periods of volatility in foreign currency exchange rates and foreign tax rates, the exclusion of these items from earnings and earnings per share provides a more representative report of the Company's financial performance and will enable investors to better compare our results with other companies by eliminating items that have distinctive effects on the Company.

                                                            FOR THE QUARTER                        FOR THE YEAR
                                                        ENDED DECEMBER 31, 2003              ENDED DECEMBER 31, 2003
                                                        -----------------------             -------------------------
                                                         EARNINGS        EPS                  EARNINGS          EPS
                                                        ---------       ------              -----------        ------
  Earnings and earnings per share                       $ 260,194       $ 0.80              $ 1,116,205        $ 3.43
                                                        ---------       ------              -----------        ------
  Deferred tax expense resulting from
      currency fluctuations                                94,680         0.29                  171,930          0.53
  Effects of tax rate reduction in Canada                 (71,340)       (0.22)                 (71,340)        (0.22)
                                                        ---------       ------              -----------        ------
  Earnings and earnings per share absent
      non-cash deferred tax impacts                     $ 283,534       $ 0.87              $ 1,216,795        $ 3.74
                                                        =========       ======              ===========        ======

                              APACHE CORPORATION
                            FINANCIAL INFORMATION


                                                                   FOR THE QUARTER                     FOR THE YEAR
                                                                  ENDED DECEMBER 31,                 ENDED DECEMBER 31,
                                                            ------------------------------    ------------------------------
                                                                 2003             2002             2003             2002
                                                            -------------    -------------    -------------    -------------
FINANCIAL DATA (In thousands, except per share data):

Revenues and other                                          $   1,064,793    $     730,373    $   4,190,299    $   2,559,873
                                                            =============    =============    =============    =============

Income Attributable to Common Stock                         $     260,194    $     179,399    $   1,116,205    $     543,514
                                                            =============    =============    =============    =============

Basic Net Income Per Common Share:
     Before change in accounting principle                  $        0.80    $        0.59    $        3.38    $        1.83
                                                            =============    =============    =============    =============
     After change in accounting principle                   $        0.80    $        0.59    $        3.46    $        1.83
                                                            =============    =============    =============    =============

Diluted Net Income Per Common Share:
     Before change in accounting principle                  $        0.80    $        0.59    $        3.35    $        1.80
                                                            =============    =============    =============    =============
     After change in accounting principle                   $        0.80    $        0.59    $        3.43    $        1.80
                                                            =============    =============    =============    =============

Weighted Average Common Shares Outstanding                        324,248          302,582          322,498          297,234
                                                            =============    =============    =============    =============

Diluted Shares Outstanding                                        327,280          304,905          325,330          304,612
                                                            =============    =============    =============    =============

PRODUCTION AND PRICING DATA:

NATURAL GAS VOLUME - MCF PER DAY
   United States                                                  685,704          466,834          665,156          503,310
   Canada                                                         328,089          364,365          318,528          329,344
   Egypt                                                          116,579          137,051          113,554          122,655
   Australia                                                      121,881          101,127          111,061          117,802
   North Sea                                                        1,400               --            1,714               --
   China                                                               --               --               --               --
   Argentina                                                        6,186            5,335            7,144            7,276
                                                            -------------    -------------    -------------    -------------
     Total                                                      1,259,839        1,074,712        1,217,157        1,080,387
                                                            =============    =============    =============    =============

AVERAGE NATURAL GAS PRICE PER MCF
   United States                                            $        4.70    $        3.86    $        5.22    $        3.15
   Canada                                                            4.16             3.28             4.69             2.74
   Egypt                                                             4.13             4.05             4.18             3.71
   Australia                                                         1.57             1.24             1.44             1.28
   North Sea                                                         5.94               --             2.77               --
   China                                                               --               --               --               --
   Argentina                                                         0.46             0.39             0.47             0.42
     Total                                                           4.18             3.43             4.61             2.87

OIL VOLUME - BARRELS PER DAY
   United States                                                   71,982           49,310           69,404           53,009
   Canada                                                          25,450           25,344           25,220           25,220
   Egypt                                                           47,982           44,460           47,551           43,772
   Australia                                                       26,553           30,553           30,589           30,361
   North Sea                                                       40,950               --           29,260               --
   China                                                            7,943               --            2,791               --
   Argentina                                                          557              586              579              617
                                                            -------------    -------------    -------------    -------------
     Total                                                        221,417          150,253          205,394          152,979
                                                            =============    =============    =============    =============

AVERAGE OIL PRICE PER BARREL
   United States                                            $       27.38    $       27.64    $       27.48    $       25.31
   Canada                                                           28.58            25.39            29.06            23.46
   Egypt                                                            28.64            26.12            27.64            24.65
   Australia                                                        31.35            27.46            29.87            25.17
   North Sea                                                        24.13               --            25.40               --
   China                                                            26.82               --            26.33               --
   Argentina                                                        29.53            26.29            29.23            23.90
     Total                                                          27.65            26.77            27.76            24.78

NGL VOLUME - BARRELS PER DAY
   United States                                                    8,504            6,263            7,578            6,691
   Canada                                                           1,515            2,704            1,565            1,756
                                                            -------------    -------------    -------------    -------------
     Total                                                         10,019            8,967            9,143            8,447
                                                            =============    =============    =============    =============

AVERAGE NGL PRICE PER BARREL
   United States                                            $       23.50    $       17.94    $       21.70    $       15.29
   Canada                                                           20.51            12.14            19.25            12.41
     Total                                                          23.05            16.19            21.28            14.69


                               APACHE CORPORATION
                          CALCULATION OF FINDING COSTS
                      For the Year Ended December 31, 2003
                       (In thousands, except per BOE data)


                                   DOMESTIC       CANADA     N. AMERICA     AUSTRALIA      EGYPT
                                  ----------    ----------   ----------    ----------   ----------
FINDING COSTS *
      E & D (excluding
        cap. int. & GTM)          $  439,541   $  579,495    $1,019,036   $  128,261    $  242,652
      Acquisitions
        (FCP only)                   846,736        6,366       853,102       27,105            --
                                  ----------    ----------   ----------    ----------   ----------

       Total All Sources          $1,286,277   $  585,861    $1,872,138   $  155,366    $  242,652
                                  ----------    ----------   ----------    ----------   ----------

RESERVES ADDED (MBOE)
      E & D                           54,304       80,237       134,541       32,965        51,333
      Acquisitions                   114,137        1,325       115,462        6,749            --
      Revisions                        1,967       (1,351)          616           (2)        1,363
                                  ----------    ----------   ----------    ----------   ----------

      Total All Sources              170,408       80,211       250,619       39,712        52,696
                                  ----------    ----------   ----------    ----------   ----------

      E & D and Revisions             56,271       78,886       135,157       32,963        52,696
                                  ----------    ----------   ----------    ----------   ----------

 FINDING COST PER BOE: *

      E & D Only                  $     8.09   $     7.22    $     7.57   $     3.89    $     4.73

      E & D and Revisions               7.81         7.35          7.54         3.89          4.60

      Acquisitions Only                 7.42         4.80          7.39         4.02            --

      ALL SOURCES                       7.55         7.30          7.47         3.91          4.60

                                   NORTH SEA       CHINA        OTHER      WORLDWIDE
                                   ----------    ----------   ----------   ----------
FINDING COSTS *
      E & D (excluding
        cap. int. & GTM)           $   60,204   $   30,729    $    4,369   $1,485,251
      Acquisitions
        (FCP only)                    687,899           --            --    1,568,106
                                   ----------    ----------   ----------   ----------

       Total All Sources           $  748,103   $   30,729    $    4,369   $3,053,357
                                   ----------    ----------   ----------   ----------

RESERVES ADDED (MBOE)
      E & D                            14,506          620           368      234,333
      Acquisitions                    144,808                                 267,019
      Revisions                            --         (114)           --        1,863
                                   ----------    ----------   ----------   ----------

      Total All Sources               159,314          506           368      503,215
                                   ----------    ----------   ----------   ----------

      E & D and Revisions              14,506          506           368      236,196
                                   ----------    ----------   ----------   ----------

 FINDING COST PER BOE: *

      E & D Only                   $     4.15   $    49.56    $    11.87   $     6.34

      E & D and Revisions                4.15        60.73         11.87         6.29

      Acquisitions Only                  4.75           --            --         5.87

      ALL SOURCES                        4.70        60.73         11.87         6.07


      * Excludes Asset Retirement Obligation Costs of $333 million, or $0.66 / BOE, Worldwide.

                 APACHE CORPORATION 2003 RESERVE SUMMARY

                           US          CANADA      N. AMERICA       EGYPT        AUSTRALIA
                  ----------------------------------------------------------------------------
OIL, MBO
12/31/02 BAL            333,422       163,639        497,061        74,791         52,248
Production              (28,098)       (9,776)       (37,874)      (17,356)       (11,165)
Additions                35,378        15,649         51,027        15,090         11,712
Sales                    (1,176)       (1,692)        (2,868)            0              0
Purchases                48,886           574         49,460             0            309
Revisions                   953            12            965           648             (2)
                  ----------------------------------------------------------------------------
12/31/03 BAL            389,365       168,406        557,771        73,173         53,102
                  ============================================================================

GAS, MMCF
12/31/02 BAL          1,784,093     1,338,751      3,122,844       370,667        557,656
Production             (242,782)     (116,263)      (359,045)      (41,447)       (40,537)
Additions               113,552       387,533        501,085       217,455        127,516
Sales                   (23,054)         (671)       (23,725)            0              0
Purchases               391,510         4,510        396,020             0         38,638
Revisions                 6,073        (8,177)        (2,104)        4,292              0
                  ----------------------------------------------------------------------------
12/31/03 BAL          2,029,392     1,605,683      3,635,075       550,967        683,273
                  ============================================================================

MMBOE
12/31/02 BAL            630,771       386,764      1,017,535       136,569        145,191
Production              (68,562)      (29,153)       (97,715)      (24,264)       (17,921)
Additions                54,306        80,237        134,543        51,333         32,965
Sales                    (5,018)       (1,804)        (6,822)            0              0
Purchases               114,137         1,325        115,462             0          6,749
Revisions                 1,965        (1,351)           614         1,363             (2)
                  ----------------------------------------------------------------------------
12/31/03 BAL            727,599       436,019      1,163,617       165,001        166,981
                  ============================================================================

REPLACEMENT RATE
  Adds only                 79%          275%           138%          212%           184%
  Adds & Rev                82%          271%           138%          217%           184%
  All Adds                 249%          275%           256%          217%           222%
GROWTH %                  15.4%         12.7%          14.4%         20.8%          15.0%
R/P                        10.6          15.0           11.9           6.8            9.3
RESV, % GAS                 46%           61%            52%           56%            68%
PROD, % GAS                 59%           66%            61%           28%            38%


                          CHINA        ARGENTINA    NORTH SEA     TOTAL INTL       TOTAL
                  ------------------------------------------------------------------------
OIL, MBO
12/31/02 BAL             11,333          1,332             0        139,704       636,765
Production               (1,019)          (211)      (10,680)       (40,431)      (78,305)
Additions                   620             20        14,489         41,931        92,958
Sales                         0              0             0              0        (2,868)
Purchases                     0              0       144,071        144,380       193,840
Revisions                  (114)             1             0            533         1,498
                  ------------------------------------------------------------------------
12/31/03 BAL             10,820          1,142       147,880        286,117       843,888
                  ========================================================================

GAS, MMCF
12/31/02 BAL                  0          3,469             0        931,792     4,054,636
Production                    0         (2,607)         (626)       (85,217)     (444,262)
Additions                     0          2,084           105        347,160       848,245
Sales                         0           (196)            0           (196)      (23,921)
Purchases                     0              0         4,423         43,061       439,081
Revisions                     0              1             0          4,293         2,189
                  ------------------------------------------------------------------------
12/31/03 BAL                  0          2,751         3,902      1,240,893     4,875,968
                  ========================================================================

MMBOE
12/31/02 BAL             11,333          1,910             0        295,003     1,312,538
Production               (1,019)          (646)      (10,784)       (54,634)     (152,349)
Additions                   620            367        14,506         99,791       234,333
Sales                         0            (33)            0            (33)       (6,855)
Purchases                     0              0       144,808        151,557       267,019
Revisions                  (114)             1             0          1,249         1,863
                  ------------------------------------------------------------------------
12/31/03 BAL             10,820          1,601       148,530        492,932     1,656,549
                  ========================================================================

REPLACEMENT RATE
  Adds only                 61%            57%          135%           183%          154%
  Adds & Rev                50%            57%          135%           185%          155%
  All Adds                  50%            57%        1,477%           462%          330%
GROWTH %                  (4.5%)        (16.2%)           NA          67.1%         26.2%
R/P                        10.6            2.5          13.8            9.0          10.9
RESV, % GAS                  0%            29%            0%            42%           49%
PROD, % GAS                  0%            67%            1%            26%           49%